Exhibit 99.(i)(i) January 25, 2012 Ariel Investment Trust 200 E. Randolph Drive Suite 2900 Chicago, IL 60601

Re:           Ariel Investment Trust

Ladies and Gentlemen:

             As counsel for Ariel Investment Trust (the “Registrant”) we consent to the incorporation by reference of our opinion dated December 29, 2011, with respect to each of the Registrant’s series, as filed with the Registrant’s registration statement on Form N-1A, Securities Act File No. 33-7699, on December 30, 2011.

In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

GREENBERG TRAURIG, LLP

/s/ Greenberg Traurig, LLP

GREENBERG TRAURIG, LLP ■ ATTORNEYS AT LAW ■ WWW.GTLAW.COM
77 West Wacker Drive, Suite 3100 ■ Chicago, Illinois ■ Tel 312.456.8400 ■ Fax 312.456.8435
CHI 61,998,439

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Arthur Don
Tel 312.456.8438
Fax 312.456.8435
dona@gtlaw.com

January 25, 2012

Ariel Investments, LLC
200 East Randolph Drive, Suite 2900
Chicago, Illinois 60601

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C.  20549

Re:  Ariel Investment Trust
    Post-Effective Amendment No. 48 under the Securities Act of 1933 - File No. 33-7699 and Amendment No. 48 under the Investment Company Act of 1940 - File No. 811-4786

Dear Sir or Madam:

On behalf of Ariel Investment Trust (the “Company”), attached for filing pursuant to Rule 485(b) under the Securities Act of 1933 (the “Securities Act”) is Post-Effective Amendment No. 48 under the Securities Act to the Company’s registration statement on Form N-1A.

This amendment is being filed pursuant to Rule 485(b) under the Securities Act.  The amendment (i) meets all of the requirements for effectiveness, and (ii) does not contain disclosures that would render it ineligible to become effective under Rule 485(b) of the Securities Act.

If you have any questions regarding the attached filing or require any additional information, please call me at (312) 456-8438.

Very Truly Yours,
GREENBERG TRAURIG, LLP

/s/ Greenberg Traurig, LLP

GREENBERG TRAURIG, LLP ■ ATTORNEYS AT LAW ■ WWW.GTLAW.COM
77 West Wacker Drive, Suite 3100 ■ Chicago, Illinois ■ Tel 312.456.8400 ■ Fax 312.456.8435
CHI 61,998,456

ALBANY
AMSTERDAM
ATLANTA
AUSTIN
BERLIN**
BOSTON
BRUSSELS**
CHICAGO
DALLAS
DELAWARE
DENVER
FORT LAUDERDALE
HOUSTON
LAS VEGAS
LONDON*
LOS ANGELES
MIAMI
MILAN**
NEW JERSEY
NEW YORK
ORANGE COUNTY
ORLANDO
PALM BEACH COUNTY
PHILADELPHIA
PHOENIX
ROME**
SACRAMENTO
SHANGHAI
SILICON VALLEY
TALLAHASSEE
TAMPA
TYSONS CORNER
WASHINGTON, D.C.
WHITE PLAINS
ZURICH*

*OPERATES AS GREENBERG TRAURIG MAHER LLP

**STRATEGIC ALLIANCE